                                                                    EXHIBIT 10.5


                             SUPPLEMENTAL AGREEMENT

         Supplemental Agreement dated August 7, 2000 ("Agreement") by and between Advanced Optics Electronics, Inc., a Nevada corporation (the "Company"), and Triton Private Equities Fund, L.P., a Delaware limited partnership ("Triton"). Capitalized terms used herein without definition have the meaning ascribed to them in the Securities Purchase Agreement (as such term is hereinafter defined).

                                   WITNESSETH:

         WHEREAS, the Company and Triton are parties to a Securities Purchase Agreement dated as of March 8, 2000 (the "Securities Purchase Agreement");

         WHEREAS, the Company desires to (i) sell to Triton One Hundred and Two
(102) shares (the "First Supplemental Shares") of the Company's Series A Convertible Preferred Stock, par value $0.001 per share ("Preferred Stock"), and a warrant (the "First Supplemental Warrant" and collectively with the First Supplemental Shares, the "First Supplemental Securities") to purchase up to Ten Thousand Two Hundred (10,200) shares of the Company's common stock, par value $0.001 per share ("Common Stock"), (ii) acquire the right to require Triton to purchase an additional Two Hundred (200) shares (the "Second Supplemental Shares") of Preferred Stock and a warrant (the "Second Supplemental Warrant" and collectively with the Second Supplemental Shares, the "Second Supplemental Securities") to purchase up to Twenty Thousand (20,000) shares of Common Stock and (iii) grant to Triton the right to acquire the Second Supplemental Securities, on the terms and conditions hereinafter set forth; and

         WHEREAS, Triton desires to (i) purchase the First Supplemental Securities from the Company, (ii) grant to the Company the right to require Triton to purchase the Second Supplemental Securities and (iii) acquire the right to require the Company to sell the Second Supplemental Securities to Triton, on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements hereinafter set forth, the Company and Triton, intending to be legally bound, hereby agree as follows:

         1. Purchase and Sale of First Supplemental Securities. Concurrently with each of the Company's and Triton's execution and delivery of this Agreement, the Company shall issue and sell to Triton, and Triton shall purchase from the Company, the First Supplemental Securities in the manner set forth below in this Section 1. The aggregate purchase price (the "Purchase Price") for the First Supplemental Securities shall be One Hundred and Two Thousand Dollars ($102,000). Triton shall pay the Purchase Price by wire transfer of immediately available funds denominated in United States Dollars to the Company's account set forth on Schedule I attached hereto no later than the business day immediately succeeding the date of this Agreement. The Company shall deliver to Triton (i) a certificate for One Hundred and Two (102) shares of Preferred Stock registered in the name of Triton, which shares shall have been duly authorized and validly issued, and shall be fully paid and non-assessable and free of preemptive rights and (ii) the First Supplemental Warrant, which shall have been duly authorized and validly issued, and shall be fully paid and non-assessable. The First Supplemental Warrant shall provide for (x) the purchase of up to Ten Thousand Two Hundred (10,200) shares of Common Stock at an exercise price equal to one hundred and ten percent (110%) of the closing bid price for the Common Stock on the date of this Agreement, (y) an expiration date occurring on the fifth (5th) anniversary of the date of this Agreement and (z) otherwise contain terms and conditions identical to those contained in the Warrant. The Company, by its execution and delivery of this Agreement, represents and warrants to Triton that the (i) representations and warranties set forth on Schedule II hereto are true and correct on the date hereof and (ii) Company is in compliance on the date hereof with the covenants contained in the Securities Purchase Agreement and the Registration Rights Agreement.

         2. Registration. The shares of Common Stock underlying the First Supplemental Securities shall be deemed to be Registrable Securities (as such term is defined in the Registration Rights Agreement) for all purposes of the Registration Rights Agreement. Notwithstanding the terms and provisions of the Registration Rights Agreement to the contrary, the (i) Company shall, within thirty (30) days after the date of this Agreement, file with the Securities and Exchange Commission the Registration Statement (as such term is defined in the Registration Rights Agreement) covering all of the Registrable Securities and
(ii) term "Effectiveness Date" (as such term is defined in the Registration Rights Agreement) shall hereinafter mean the one hundred and twentieth (120th) day following the date of this Agreement.

         3. Put Right. In the event that the (i) Company shall have timely filed the Registration Statement in accordance with Section 2 hereof, (ii) Registration Statement is declared effective on or before the Effectiveness Date, (iii) the Company is otherwise in compliance with the covenants contained in the Securities Purchase Agreement and the Registration Rights Agreement on the Effectiveness Date and (iv) the representations and warranties set forth on
Schedule II hereto are true and correct on the Effectiveness Date, the Company shall have the right (the "Put Right"), but not the obligation, for a period of thirty (30) days after the Effectiveness Date, to require Triton to purchase the Second Supplemental Securities for an aggregate purchase price (the "Put Purchase Price") equal to Two Hundred Thousand Dollars ($200,000). In the event the Company elects to exercise the Put Right, the Company shall send a written notice (the "Put Notice"), within such thirty-day period, to Triton stating that the Company has elected to exercise the Put Right, certifying that the conditions set forth above in clauses (i) through (iv) of this Section 3 have been satisfied and specifying the date (the "Put Closing Date") on which the closing for the purchase and sale of the Second Supplemental Securities shall occur, which date shall not be earlier than the thirtieth (30th) day after the Effectiveness Date or later than the sixtieth (60) day after the Effectiveness Date. On the Put Closing Date, (i) Triton shall, subject to its receipt of the documents contemplated by clauses (ii)(A) through (ii)(D) below of this Section 3, pay the Put Purchase Price by wire transfer of immediately available funds denominated in United States Dollars to the Company's account set forth on
Schedule I attached hereto and (ii) the Company shall deliver to Triton (A) a certificate for the Second Supplemental Shares registered in the name of Triton, which shares shall have been duly authorized and validly issued, and shall be fully paid and non-assessable and free of preemptive rights, (B) the Second Supplemental Warrant, which shall have been duly authorized and validly issued, and shall be fully paid and non-assessable, (C) an executed registration rights agreement, which shall have been duly authorized and afford Triton registration rights with respect to the Second Supplemental Securities similar to those contained in the Registration Rights Agreement and (D) a certificate executed by an executive officer of the Company stating that the representations and warranties set forth on Schedule II hereto are true and correct on the Put Closing Date. The Second Supplemental Warrant shall provide for (x) the purchase of up to Twenty Thousand (20,000) shares of Common Stock at an exercise price equal to one hundred and ten percent (110%) of the closing bid price for the Common Stock on the Put Closing Date, (y) an expiration date occurring on the fifth (5th) anniversary of the Put Closing Date and (z) otherwise contain terms and conditions identical to those contained in the Warrant.

         4. Call Right. Triton shall have the right (the "Call Right"), but not the obligation, for a period of thirty (30) days after the Effectiveness Date, to require the Company to sell the Second Supplemental Securities to Triton for an aggregate purchase price (the "Call Purchase Price") equal to Two Hundred Thousand Dollars ($200,000). In the event Triton elects to exercise the Call Right, Triton shall send a written notice (the "Call Notice"), within such thirty-day period, to the Company stating that Triton has elected to exercise the Call Right and specifying the date (the "Call Closing Date") on which the closing for the purchase and sale of the Second Supplemental Securities shall occur, which date shall not be earlier than the thirtieth (30th) day after the Effectiveness Date or later than the sixtieth (60th) day after the Effectiveness Date. On the Call Closing Date, (i) Triton shall pay the Call Purchase Price by wire transfer of immediately available funds denominated in United States Dollars to the Company's account set forth on Schedule I attached hereto and
(ii) the Company shall deliver to Triton (A) a certificate for the Second Supplemental Shares registered in the name of Triton, which shares shall have been duly authorized and validly issued, and shall be fully paid and non-assessable and free of preemptive rights, (B) the Second Supplemental Warrant, which shall have been duly authorized and validly issued, and shall be fully paid and non-assessable and (C) an executed registration rights agreement, which shall have been duly authorized and afford Triton registration rights with respect to the Second Supplemental Securities similar to those contained in the Registration Rights Agreement. The Second Supplemental Warrant shall provide for
(x) the purchase of up to Twenty Thousand (20,000) shares of Common Stock at an exercise price equal to one hundred and ten percent (110%) of the closing bid price for the Common Stock on the Call Closing Date, (y) an expiration date occurring on the fifth (5th) anniversary of the Call Closing Date and (z) otherwise contain terms and conditions identical to those contained in the Warrant.

         5. Call Notice Governs. In the event that both the Put Notice and the Call Notice shall have been timely sent, the Put Notice shall be of no force or effect and the Call Notice shall govern the purchase and sale of the Second Supplemental Securities in all respects.

         6. Condition to the Company's Obligation to Close. Triton hereby acknowledges that the Company has entered into a separate supplemental agreement of even date herewith (the "RFL Agreement") with RFL Asset Management, LLC which contains terms and conditions identical to those contained herein, other than with respect to the amounts of the Company's securities covered thereby and the purchase price therefor. Triton further acknowledges that the Company shall be under no obligation to engage in the closing for the First Supplemental Securities or the Put Closing unless concurrently therewith the corresponding closing ("RFL Closing") provided for in the RFL Agreement is effected. In the event that the Company shall not engage in the closing for the First Supplemental Securities or the put Closing by reason of the non-occurrence of a RFL Closing, Triton shall have no liability whatsoever to the Company under this Agreement or otherwise.

         7. Securities Purchase Agreement. The terms and conditions of Sections 4, 5, 7 and 8 of the Securities Purchase Agreement are hereby incorporated by reference as if fully set forth herein and the First Supplemental Securities and the Second Supplemental Securities shall be deemed to be Securities for all purposes of such Sections of the Securities Purchase Agreement.

         8. Release. The Company hereby releases each of Triton and its affiliates from and otherwise waives any and all claims and causes of action the Company may have against any one or more of Triton and its affiliates.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                          NEXT PAGE IS SIGNATURE PAGE.]


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

         IN WITNESS WHEREOF, the parties hereto have caused the execution and delivery of this Agreement on the date first written above.


                                    Advanced Optics Electronics, Inc.



                                    By: /s/ LESLIE ROBIN
                                       -----------------------------------------
                                       Name:  Leslie Robins
                                       Title: Executive Vice President


                                    Triton Private Equities Fund, L.P.
                                    By: Triton Capital Management, L.L.C.
                                        General Partner


                                        By: /s/ JOHN TAUSCHE
                                           -------------------------------------
                                           Name:  John Tausche
                                           Title: Managing Member

                                   Schedule I



              Account Name:              Advanced Optics Electronics
              Account Number:            1060397536
              Bank ABA Number:           107002192
              Bank Address:              Indian School at Eubank
              Officer:                   Arlene Carol

                                   Schedule II

                  Representations and Warranties of the Company

         The Company understands, agrees with, and represents and warrants to Triton that:

             (i) Organization and Qualification. The Company is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect (as such term is hereinafter defined). "Material Adverse Effect" means any material adverse effect on the operations, properties or financial condition of the Company taken as a whole. The Common Stock is eligible to trade and is listed for trading on the OTC Bulletin Board Market. The Company has received no notice, either written or oral, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing, and the Company does not reasonably anticipate that the Common Stock will be delisted from the OTC Bulletin Board Market for the foreseeable future. The Company has complied or will timely comply with all requirements of the National Association of Securities Dealers and the OTC Bulletin Board Market with respect to the issuance of the Securities, the First Supplemental Securities, the Second Supplemental Securities and the shares of Common Stock underlying the First Supplemental Securities and the Second Supplemental Securities.

             (ii) Authorization; Enforcement. (i) At the time of the Company's execution and delivery of the Securities Purchase Agreement, the Company had the requisite corporate power and authority to enter into and perform the Securities Purchase Agreement, the Registration Rights Agreement and the Escrow Agreement, to issue and sell the Securities sold at the Closing in accordance with the terms of the Securities Purchase Agreement and to perform its obligations under the Certificate of Designations in accordance with the requirements of the same,
(ii) the Company has the requisite corporate power and authority to enter into and perform this Agreement, to perform the Securities Purchase Agreement and the Registration Rights Agreement, to issue and sell the First Supplemental Securities and the Second Supplemental Securities in accordance with the terms hereof, and to perform its obligations under the Certificate of Designations in accordance with the requirements of the same, (iii) the execution, delivery and performance of the Company's obligations under this Agreement, the Securities Purchase Agreement, the Certificate of Designations, the Warrants, the First Supplemental Warrant, the Second Supplemental Warrant and the Registration Rights Agreement and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its stockholders is required, (iv) this Agreement, the Securities Purchase Agreement, the Registration Rights

Agreement, the Securities sold at the Closing, and on the closing dates therefor, the First Supplemental Securities and the Second Supplemental Securities, have been duly and validly authorized, executed and delivered by the Company and (v) this Agreement, the Securities Purchase Agreement, the Securities sold at the Closing, the shares of Common Stock underlying the Preferred Stock and the Warrants (when issued), the Registration Rights Agreement, the First Supplemental Securities (when issued), the Second Supplemental Securities (when issued) and the shares of Common Stock underlying the First Supplemental Securities and the Second Supplemental Securities (when issued) constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application. The Company (and its legal counsel) has examined this Agreement and is satisfied in its sole discretion that this Agreement is in accordance with Regulation D and the 1933 Act and is effective to accomplish the purposes set forth herein and therein.

             (iii) Capitalization. The current capitalization of the Company is as reflected in the Company's most recent periodic report filed under the 1934 Act and the Company has no other authorized class of capital stock. All of the Company's outstanding shares of capital stock have been validly issued and are fully paid and nonassessable. None of the shares of the Company's capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances. Except as disclosed in writing to Triton, as of the effective date of each of the First Supplemental Securities and the Second Supplemental Securities closings, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities of the Company and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except as provided herein and in the Registration Rights Agreement).

             (iv) Issuance of Securities. The Securities, the First Supplemental Securities, the Second Supplemental Securities and the shares of Common Stock underlying the First Supplemental Securities and the Second Supplemental Securities are all duly authorized and, if unissued, reserved for issuance, and if issued, are, and if unissued, upon issuance shall be, validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, and, if issued, are not, and, if unissued, will not be, subject to preemptive rights or other similar rights of stockholders of the Company.

             (v) Acknowledgment Regarding Triton's Purchase. The Company acknowledges and agrees that Triton is not acting as financial advisor to or fiduciary of the Company (or in any similar capacity with respect to this Agreement, the Securities Purchase

Agreement or the transactions contemplated hereby or thereby), that this Agreement, the Securities Purchase Agreement and the transactions contemplated hereby and thereby, and the relationship between Triton and the Company, are and will be considered "arms-length" notwithstanding any other or prior agreements or nexus between Triton and the Company, whether or not disclosed, and that any statement made by Triton, or any of its representatives or agents, in connection with this Agreement, the Securities Purchase Agreement and the transactions contemplated hereby and thereby is not advice or a recommendation, is merely incidental to Triton's purchase of the Securities, the First Supplemental Securities and the Second Supplemental Securities and has not been relied upon in any way by the Company, its officers or directors. The Company further represents to Triton that the Company's decision to enter into this Agreement, the Securities Purchase Agreement and the transactions contemplated hereby and thereby have been based solely upon an independent evaluation by the Company, its officers and directors.

             (vi) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances which would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the 1933 Act and specifically in accordance with the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the 1933 Act.

             (vii) No Conflicts. The execution, delivery and performance of this Agreement and the Securities Purchase Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby
(i) has not resulted and will not result in a violation of the Company's Articles of Incorporation or Bylaws, (ii) has not conflicted or will not conflict with, or has not constituted or will not constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or (iii) has not resulted or will not result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its organizational documents, and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, in the aggregate or individually, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as Triton owns any of the Company's capital stock, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which neither singly nor in the aggregate would have a Material Adverse Effect. Except as specifically contemplated by this Agreement and the Securities Purchase Agreement, and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Securities Purchase Agreement, the Certificate of Designations, the Registration Rights Agreement, the Securities, the First Supplemental Securities or the Second Supplemental Securities in accordance with the terms hereof and thereof.

             (viii) SEC Documents; Financial Statements. Since at least December 31, 1998, the Company has timely filed all reports, schedules, forms, statements and other documents to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date of the closings of the sale of the First Supplemental Securities and the Second Supplemental Securities and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to Triton as requested by Triton true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to Triton (including the information referred to in Section 2(d) of the Securities Purchase Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company. The SEC Documents contain a complete and accurate list of all written and oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is subject which are required by the rules and regulations promulgated by the SEC to be so listed (each a "Contract"). None of the Company, its subsidiaries or, to the best of the Company's knowledge, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation would, or with the lapse of time, the giving of notice, or both, have a Material Adverse Effect.

             (ix) Absence of Certain Changes. Except as disclosed in the SEC Documents, since at least January 1, 1999, there has been no material adverse change and no material adverse development in the business, properties, operation, financial condition, results of operations or prospects of the Company. The Company has not taken any steps, and does not currently have any reasonable expectation of taking any steps, to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings. The Company shall, at least until Triton no longer holds any of the Company's capital stock, maintain its corporate existence in good standing and shall pay all taxes when due except for taxes it reasonably disputes.

             (x) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement, the Securities Purchase Agreement or any of the documents contemplated herein or therein.

             (xi) Foreign Corrupt Practices. Neither the Company nor any of its subsidiaries, nor any officer, director or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for or on behalf of the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

             (xii) Brokers; No General Solicitation. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement, the Securities Purchase Agreement and the transactions contemplated hereby and thereby, other than to Corporate Capital Management, L.L.C. The Company and Triton both acknowledge that no other broker or finder was involved with respect to the transactions contemplated hereby or the Securities Purchase Agreement, other than Corporate Capital Management, L.L.C. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby or the Securities Purchase Agreement nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to the Securities, the First Supplemental Securities and the Second Supplemental Securities. The Company has agreed to compensate Corporate Capital Management, L.L.C., with a cash payment and certain warrants in accordance with the Company's separate agreement with Corporate Capital Management, L.L.C.

             (xiii) Acknowledgment of Dilution. The Conversion Shares and the shares of Common Stock underlying the First Supplemental Securities and the Second Supplemental Securities may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the nature of the securities sold hereunder and under the Securities Purchase Agreement and recognize they have a potential dilutive effect. The Board of Directors of the Company has concluded in its good faith business judgment that such issuances are in the best interests of the Company. The Company acknowledges that its obligation to issue Conversion Shares and the shares of Common Stock underlying the First Supplemental Securities and the Second Supplemental Securities is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

             (xiv) Eligibility to File Registration Statement. The Company is currently eligible to file a registration statement with the SEC either on From SB-1 or Form SB-2 under the 1933 Act.

             (xv) Non-Disclosure of Non-Public Information. (i) The Company shall in no event disclose non-public information to Triton or advisors to or representatives of Triton unless prior to such disclosure of information the Company marks such information as "non-public information-confidential" and provides Triton and such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require Triton and its advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and Triton.

             (ii) Nothing herein shall require the Company to disclose non-public information to Triton and its advisors or representatives, and the Company represents that it does not disseminate non-public information to investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of Triton and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the registration statement to be filed pursuant to this Agreement or the Registration Rights Agreement, would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing herein shall be construed to mean that such persons or entities other than Triton (without the written consent of Triton prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that, based upon such due diligence by such persons or entities, that the registration statement contains an untrue statement of a material fact or omits a material fact required to be stated in such registration statement or necessary to make the statement contained therein, in light of the circumstances in which they were made, not misleading.

                                     EXHIBIT


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.


                        ADVANCED OPTICS ELECTRONICS, INC.

                        WARRANT TO PURCHASE COMMON STOCK


      Warrant No. 03                            Number of Shares: 10,200

                        Date of Issuance: August 7, 2000

         Advanced Optics Electronics, Inc., a Nevada corporation (the "Company"), hereby certifies that, for value received, Triton Private Equities Fund, L.P., and permitted assigns, the registered holder hereof ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time after the date hereof, but not after 5:00 P.M. Delaware time on the Expiration Date (as defined herein) 10,200 fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (each a "Warrant Share" and collectively the "Warrant Shares") at a purchase price per share equal to one hundred ten percent (110%) of the closing bid price for the Common Stock on the date of this Warrant (the "Exercise Price") in lawful money of the United States. The number of Warrant Shares purchasable hereunder and the Exercise Price are subject to adjustment as provided in
Section 9 below.

         Section 1.

         (a) Definitions. The following words and terms used in this Warrant shall have the following meanings:

         "Common Stock" means (a) the Company's common stock and (b) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

         "Convertible Securities" mean any securities issued by the Company that are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

         "Expiration Date" means the date which is five (5) years from the date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the State of Delaware (a "Holiday"), the next preceding date that is not a Holiday.

         "Market Price" means the closing bid price on the day prior to the date on which the Exercise Form is delivered to the Company, as quoted on the National Association of Securities Dealers' OTC Bulletin Board Market or such other national securities exchange or market on which the Common Stock may then be listed.

         "Registration Rights Agreement" shall have the meaning assigned to it in the Securities Purchase Agreement (defined below).

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Purchase Agreement" shall mean the Securities Purchase Agreement between the holder hereof (or its predecessor in interest) and the Company for the purchase of this Warrant and the other Securities (as defined in the Securities Purchase Agreement).

         "Transfer" shall include any disposition of this Warrant or any Warrant Shares, or of any interest in either thereof which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended, or applicable state securities laws.

         "Warrant" shall mean this Warrant and all Warrants issued in exchange, transfer or replacement of any thereof.

         "Warrant Exercise Price" per share shall be equal to one hundred ten percent (110%) of the closing bid price for the Common Stock on the date of this Warrant.

         (b) Other Definitional Provisions.

         (i) Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors; and (B) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

         (ii) When used in this Warrant, unless the otherwise specified in a particular instance, the words "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

         (iii) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

         Section 2. Exercise of Warrant.

         (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder, as a whole or in part, at any time prior to 5:00 P.M. Delaware Time on the Expiration Date. The rights represented by this Warrant may be exercised by the Holder, as a whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share) by (i) delivery of a written notice, in the form of the exercise form attached as Exhibit I hereto (an "Exercise Form"), of the Holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes) in immediately available funds (either by wire transfer or a certified or cashier's check drawn on a United States bank), for the number of Warrant Shares as to which this Warrant shall have been exercised, and (iii) the surrender of this Warrant, properly endorsed, at the principal office of the Company (or at such other agency or office of the Company as the Company may designate by notice to the Holder).

         In addition, and notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company in a cashless exercise, including a written calculation of the number of Warrant Shares to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price, the Holder shall surrender this Warrant for, and the Company shall issue in respect thereof, the number of Warrant Shares determined by multiplying the number of Warrant Shares to which the Holder would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

         The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such Warrant Shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Form shall have been delivered, and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such Warrant Shares as set forth above.

         In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the Holder, shall be delivered to, or as directed by, the Holder within three (3) business days after such rights shall have been so exercised.

         (b) Unless this Warrant shall have expired or shall have been fully exercised, the Company shall issue a new Warrant identical in all respects to the Warrant exercised except (i) it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised, and (ii) the holder thereof shall be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant is surrendered and payment of the amount due in respect of such exercise and any applicable taxes is made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

         (c) In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of Warrant Shares as are not disputed in accordance with this Section. If such dispute only involves the number of Warrant Shares receivable by the Holder under a Cashless Exercise, the Company shall submit the disputed calculations to an independent accounting firm of national standing via facsimile within two (2) business days of receipt of the Exercise Form. The accountant shall audit the calculations and notify the Company and the Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accountant's calculation shall be deemed conclusive absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

         Section 3. Covenants as to Common Stock. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant and that the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

         Section 4. Taxes. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Warrant Shares or any permitted transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder hereof or upon any permitted transfer of this Warrant.

         Section 5. Warrant Holder Not Deemed a Stockholder. No holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. Notwithstanding the foregoing, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

         Section 6. No Limitation on Corporate Action. No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

         Section 7. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, and not with any present intention of distributing any of the same. Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of the Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of the Warrant shall not violate any United States or state securities laws.

         Section 8. Transfer; Opinions of Counsel; Restrictive Legends.

         (a) The holder of this Warrant understands that (i) this Warrant and the Warrant Shares have not been and are not being registered under the Securities Act or any state securities laws (other than as described in the Securities Purchase Agreement and the Registration Rights Agreement), and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) pursuant to an exemption from such registration;
(ii) any sale of such securities made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities
Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities (other than as described in the Securities Purchase Agreement and the Registration Rights Agreement) under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         Section 9. Adjustments.

         (a) Reclassification and Reorganization. In case of any reclassification, capital reorganization or other change of outstanding shares of the Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation or merger. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations or mergers. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company acting in good faith.

         (b) Dividends and Stock Splits. If and whenever the Company shall effect a stock dividend, a stock split, a stock combination, or a reverse stock split of the Common Stock, the number of Warrant Shares purchasable hereunder and the Warrant Exercise Price shall be proportionately adjusted in the manner determined by the Company's Board of Directors acting in good faith. The number of shares, as so adjusted, shall be rounded down to the nearest whole number and the Warrant Exercise Price shall be rounded to the nearest cent.

         Section 10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen or destroyed, the Company shall, on receipt of an indemnification undertaking reasonably satisfactory to the Company, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen or destroyed. In the event the holder hereof asserts such loss, theft or destruction of this Warrant, the Company may require such holder to post a bond issued by a surety reasonably satisfactory to the Company with respect to the issuance of such new Warrant.

         Section 11. Notice. Any notices required or permitted to be given under the terms of this Warrant shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be as provided in the Securities Purchase Agreement (Holder is defined therein as the "Buyer"). Each party shall provide notice to the other party of any change in address.

         Section 12. Registration Right. Notwithstanding anything herein to the contrary, unless the Warrant Shares have been registered in accordance with the Registration Rights Agreement, during the five (5) year period commencing on the date of this Warrant, if the Company proposes to file a registration statement for a public offering of any of its securities under the Securities Act of 1933, as amended, it will give written notice, at least twenty (20) days prior to the filing of each such registration statement, to the holder of the Warrant and/or the Common Stock previously received upon exercise hereof (and not previously sold by such holder) of its intention to do so. Upon the holder's request within ten (10) days after it has received such notice from the Company, the Company shall include the Common Stock received or receivable upon exercise of this Warrant owned in such registration statement such that said Common Stock received or receivable upon such exercise shall be registered or qualified under such registration statement. This provision is not applicable to a registration statement filed on Form S-4 or Form S-8, nor is it applicable to the Warrant once it has expired under the terms hereof or has been exercised and the holder received non-restricted Common Stock upon such exercise. The rights described in this Section 12 are in addition to the rights afforded the Holder by the applicable provisions of the Securities Purchase Agreement.

         Section 13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and interpreted under the laws of the State of Delaware. Headings are for convenience only and shall not affect the meaning or construction of any of the provisions hereof. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns. The Holder may not assign this Warrant except in accordance with applicable federal and state securities laws. The Holder shall immediately notify the Company with respect to any permitted assignment of this Warrant.

         Section 14. Date. The date of this Warrant is March 8, 2000. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 8 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.


                                    ADVANCED OPTICS ELECTRONICS, INC.


                                    By:
                                       -----------------------------------------
                                       Mr. Leslie Robins, Executive Vice
                                       President

                              EXHIBIT I TO WARRANT


     EXERCISE FORM TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
                                    WARRANT

                        ADVANCED OPTICS ELECTRONICS, INC.


         The undersigned hereby exercises the right to purchase the number of Warrant Shares covered by the Warrant attached hereto as specified below according to the conditions thereof and herewith makes payment of U.S. $_______ (unless effected by a Cashless Exercise in accordance with the terms of the Warrant), the aggregate Warrant Exercise Price of such Warrant Shares in full pursuant to the terms and conditions of the Warrant.

         (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained upon exercise of the Warrant, except under circumstances that will not result in a violation of the 1933 Act or applicable state securities laws.

         (ii) The undersigned requests that the stock certificates for the Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the terms of the Warrant in the name of the Holder (or such other person(s) indicated below) and delivered to the undersigned (or designee(s)) at the address or addresses set forth below.


Dated:_____________, _____.


                                  HOLDER:
                                         ---------------------------------------


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------
                                  Address:
                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

Number of Warrant Shares
Being Purchased:________________________